                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 6, 2003

                               SL Industries, Inc.
                               -------------------
               (Exact Name of Registrant as Specified in Charter)

New Jersey                             1-4987                  21-0682685
-----------------------------          --------------          ----------------
(State or Other Jurisdiction           (Commission             (I.R.S. Employer
of Incorporation)                      File Number)            Identification No.)

                         520 Fellowship Road, Suite A114
                         Mount Laurel, New Jersey 08054
                         ------------------------------
              (Address of Principal Executive Offices and Zip Code)

                                 (856) 727-1500
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events.

            On  January 7,  2003,  SL  Industries,  Inc.  refinanced  its former revolving credit facility with a three-year  senior secured credit facility with
LaSalle Business Credit LLC.

            On January 6, 2003, SL Industries,  Inc. sold its German subsidiary,
Elektro-Metall Export GmbH ("EME") for a purchase price of $11.6 million,  which consisted of cash, purchaser notes and assumption of bank debt.

            For additional  information,  reference is made to the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.

Exhibit Number          Description
--------------          -----------

99.1                    Press Release dated January 8, 2003.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SL Industries, Inc.

Date: January 8, 2003                      By: /s/ David R. Nuzzo
                                               ---------------------------------
                                                   David R. Nuzzo
                                                   Vice President Finance and
                                                   Administration

                                  Exhibit Index

Exhibit Number          Description
--------------          -----------

99.1                    Press Release dated January 8, 2003.